EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of June 9, 1998, by and among Consolidated Graphics, Inc., a Texas corporation (the "Company"), and Mark Woodman (the "Holder");

                             W I T N E S S E T H :

      WHEREAS, it is a condition to the consummation of the transactions contemplated by that certain Agreement and Plan of Reorganization by and among the Company, Printing Acquisition, Inc., Web Acquisition, Inc., Mercury Acquisition, Inc., Gilprin Acquisition, Inc., Printing, Inc., Web Graphics, Inc., Mercury Web Printing, Inc. and the Holder dated as of June 9, 1998 (the "Merger Agreement") that this Agreement be executed and delivered by the Company and the Holder;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder agree as follows:

      Section 1. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below:

      AGENT shall mean any Person acting for or on behalf of a Holder of Registrable Securities with respect to the holding or sale of such Registrable Securities.

      AGREEMENT shall mean this Registration Rights Agreement.

      BUSINESS DAY shall mean any day other than a Saturday, Sunday, or legal holiday for banks in the State of Texas.

      COMMISSION shall mean the Securities and Exchange Commission.

      COMMON STOCK shall mean the Company's common stock, par value $.01 per share, or any successor class of the Company's common stock.

      COMPANY shall mean Consolidated Graphics, Inc.

      DEMAND REGISTRATION shall mean the registration, upon demand by any one or more Holders, with the Commission of the offer and sale of Registrable Securities under and in accordance with the provisions of the Securities Act and as set forth in Section 3 of this Agreement.

      EXCESS DEMAND REGISTRATION shall mean the registration upon demand of the Excess Requested Shares with the Commission of the offer and sale of the Excess Requested Shares under and in accordance with the provisions of the Securities Act.

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      EXCESS REQUESTED SHARES shall mean Registrable Securities that were requested to be included in the (i) Demand Registration, but were not so included pursuant to the terms of this Agreement, or (ii) a Piggyback Registration pursuant to Section 3.e. hereof, but were not so included pursuant to the terms of this Agreement.

      EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

      HOLDER OR HOLDERS shall mean any Person holding Registrable Securities.

      INSPECTORS shall mean a Requisite Group of the Holders of Registrable Securities, any underwriter participating in any disposition of Registrable Securities pursuant to a Demand Registration or Excess Demand Registration, and any attorney, accountant or other agent retained by such Holders or underwriter.

      LIABILITIES shall mean all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation).

      MERGER AGREEMENT shall mean that certain Agreement and Plan of Reorganization by and among the Company, Printing Acquisition, Inc., Web Acquisition, Inc., Mercury Acquisition, Inc., Gilprin Acquisition, Inc., Printing, Inc., Web Graphics, Inc., Mercury Web Printing, Inc. and the Holder dated as of June 9, 1998.

      NEW COMMON STOCK shall mean the shares of Common Stock of the Company to be acquired by the Holder pursuant to the Merger Agreement, together with any Related Securities.

      PERSON shall mean any individual, corporation, limited liability company, partnership (general or limited), joint venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

      PIGGYBACK REGISTRATION shall mean the registration of Registrable Securities pursuant to a registration statement filed by the Company under the Securities Act as set forth in Section 2 of this Agreement.

      RECORDS shall mean all financial and other records, pertinent corporate documents and properties of the Company.

      REGISTRABLE SECURITIES shall mean the New Common Stock and the Related Securities, until such time as the New Common Stock and the Related Securities have been (i) distributed to the public pursuant to a registration statement covering such securities that has been declared effective under the Securities Act, (ii) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or (iii) repurchased by the Company.

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      REGISTRATION EXPENSES shall mean all expenses incident to the Company's performance of or compliance with any Piggyback Registration, Demand Registration or Excess Demand Registration pursuant to this Agreement, including without limitation all Commission and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees (including fees and disbursements of the Company's counsel in connection therewith), fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of the Company's counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange on which similar securities issued by the Company are then listed and fees and disbursements of counsel for the Company and its independent certified public accountants (including the Company's expenses of any legal work, advice or opinions and of any special audit or interim review or "cold comfort" letters required by or incident to such performance), the fees and expenses of any special experts retained by the Company in connection with such registration (including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) and any out-of-pocket expenses of the Holders of Registrable Securities.

      RELATED SECURITIES shall mean any securities issued in exchange for, as a dividend on or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights), the New Common Stock.

      REQUISITE GROUP shall mean Mark Woodman, for so long as he is a Holder, or any one or more Holders of more than 10% of the Registrable Securities.

      SECURITIES ACT shall mean the Securities Act of 1933, as amended.

      Section 2. PIGGYBACK REGISTRATION. a. If at any time within one year of the date hereof the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any other Person of any class of equity security, including any security convertible into or exchangeable for any equity security, then the Company shall in each case give written notice of such proposed filing to the Holders of Registrable Securities at least 20 days before the anticipated filing date, and such notice shall offer the Holders the opportunity to register such number of Registrable Securities as each such Holder may request. The Company shall use reasonable diligence to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders of Registrable Securities requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers a written opinion to the Holders of Registrable Securities that the total amount of securities which they or the Company and any other Persons intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, then the amount of Registrable Securities to be offered for the accounts of the Holders of Registrable Securities shall be reduced to the extent necessary, in the opinion of such managing underwriter, to reduce the total amount of securities to

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be included in such offering to the amount recommended by such managing underwriter. The Holder acknowledges and agrees that if the managing underwriter determines that it is necessary to reduce the number of securities to be registered on behalf of the Holders of Registrable Securities and any other Persons, such reduction will not take place pro rata, but instead will be done with a preference being given to those other Persons who are holders of securities of the Company which were issued prior to the execution of this Agreement or which are issuable pursuant to contracts entered into prior to the execution of this Agreement. From and after the date of this Agreement, the Company agrees that it shall not, without the prior written consent of a Requisite Group, enter into any agreement with any Person who becomes a holder of securities pursuant to contracts entered into subsequent to the execution of this Agreement which would grant to such Person any piggyback registration rights having a preference or priority over the piggyback registration rights granted to the Holders pursuant to this Section 2.

      b. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Securities in any registration statement if the proposed registration is (i) a registration of a stock option or other employee incentive compensation plan or of securities issued or issuable pursuant to any such plan, (ii) a registration of securities issued or issuable pursuant to a stockholder reinvestment plan or other similar plan, (iii) a registration of securities issued in exchange for any securities or any assets of, or in connection with a merger or consolidation with, an unaffiliated company, or (iv) a registration of securities pursuant to a "rights" or other similar plan designed to protect the Company's stockholders from a coercive or other attempt to take control of the Company.

      c. The Company may withdraw any registration statement to which this
Section 2 relates and abandon any proposed offering initiated by the Company without the consent of the Holder of Registrable Securities, notwithstanding the request of the Holder to participate therein in accordance with this provision, if the Company determines, in good faith in its sole discretion, that such action is in the best interests of the Company and its shareholders (for this purpose, the interest of the Holder shall not be considered).

      Section 3. DEMAND REGISTRATION RIGHTS. a. Subject to the conditions stated herein, at any time after July 9, 1998, and on or before April 5, 1999, a Requisite Group may make a written request to the Company for registration with the Commission of the offer and sale of the Registrable Securities held by the members of such Requisite Group under and in accordance with the provisions of the Securities Act. Following receipt of such request, the Company shall, no later than ten (10) Business Days after receipt of such request, notify all Holders of Registrable Securities that it will file a registration statement covering the Registrable Securities for sale by certain Holders; provided, however, that the Company may, if necessary, delay the filing of any registration statement relating to the Demand Registration for such reasonable period of time as is necessary to prepare the financial statements of the Company for the fiscal period most recently ended prior to such written request, such delay not to exceed ten (10) Business Days following the applicable filing period relating to the Company's filing of such financial statements. If any Holder of Registrable Securities shall, within ten (10) days after receipt of such notice, withdraw such Holder's Registrable Securities from the Demand Registration to the effect that a Requisite Group is no longer proposing to participate

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in the Demand Registration, the Holders shall not have any further rights under this Section 3, without regard to whether the Demand Registration becomes effective under the Securities Act; provided, however, that if the Holders requesting such Demand Registration pay or otherwise reimburse the Company for all Registration Expenses incurred by the Company in connection with such requested Demand Registration, the Holders shall continue to have the right to request a Demand Registration pursuant to the terms of this Section 3.

      b. All requests made pursuant to this Section 3 will specify the amount of Registrable Securities to be registered and will also specify the intended methods of disposition thereof. Any registration of Registrable Securities pursuant to this Agreement shall include, but shall not be limited to, the methods of distribution described in the proposed Plan of Distribution set forth on Annex A to this Agreement.

      c. The Holders of Registrable Securities shall be entitled, in the aggregate, to one Demand Registration. Such Demand Registration must become effective under the Securities Act to count as having occurred with respect to such Registrable Securities. Except as otherwise provided in the last sentence of Section 3.a above, the Registration Expenses of the Demand Registration, whether or not it becomes effective, shall be paid as set forth in Section 11 below.

      d. If the Demand Registration is an underwritten offering, the Holders of a majority of the Registrable Securities to be included in such demand registration will select a managing underwriter or underwriters to administer the offering. Such managing underwriter or underwriters shall be acceptable to the Company, and such acceptance will not be unreasonably withheld or delayed. If the managing underwriter or underwriters of such offering delivers a written opinion to the Holders of Registrable Securities that the total amount of securities which such Holders and, if applicable, the Company and other Persons intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, then the Company shall include in such registration (i) first, the securities requested to be included therein by the Holders of Registrable Securities exercising their right to request a Demand Registration pursuant to this Agreement, and (ii) second, any other securities requested to be included in such registration by the Company or such other Person in such amount which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, such additional securities to be included by the Company and such other Persons as they may mutually agree. If the number of Registrable Securities being registered pursuant to a Demand Registration under this Section 3 is reduced pursuant to this subsection d., the Holders of the Excess Requested Shares shall be treated as if there had been no Demand Registration and shall be entitled to the benefit of Section 3 with respect to the Excess Requested Shares as if the Demand Registration had not been requested; provided, however, that (i) if any such Holder shall have been the managing underwriter of such offering, such Holder shall not be entitled to request an Excess Demand Registration with respect to any Excess Requested Shares held by such Holder, and (ii) the Company shall not be required to file such Excess Demand Registration within 180 days of the effective date of the Demand Registration or any Piggyback Registration hereunder. With respect to such an Excess Demand Registration relating to the Excess Requested Shares, only Excess Requested Shares shall be deemed Registrable Securities with respect thereto, and no Holder shall have any independent demand registration rights with respect to shares

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for which such Holder failed to request inclusion pursuant to Section 3 in the
Demand Registration that became effective.

      e. Subject to the conditions herein, the Company covenants and agrees that within 30 days of the date hereof, the Company shall, at the Company's option, either (i) provide the Holders of the Registrable Securities notice of a proposed filing of a registration statement under the Securities Act, such filing to occur within 30 days of the date hereof, with respect to which such Holders may exercise their rights to a Piggyback Registration pursuant to
Section 2, or (ii) file a registration statement covering the Registrable Securities for sale by the Holders in accordance with the other provisions of this Section 3 and such registration shall, for purposes of this Agreement, constitute a Demand Registration. If within 30 days of the date hereof the Company provides to the Holders an opportunity to participate in a Piggyback Registration pursuant to which the Holders of the Registrable Securities may register any such number of Registrable Securities as they may request, the Company shall have fulfilled its obligations under this Section 3.e. and the Holders shall have no further rights under this Section 3 to request a Demand Registration unless the Piggyback Registration is an underwritten offering and the number of shares of Registrable Securities to be offered for the accounts of the Holders of the Registrable Securities shall be reduced pursuant to Section 2, in which event the Holders of the Excess Requested Shares shall be treated as if there had been no Demand Registration and shall be entitled to the benefit of
Section 3 with respect to the Excess Requested Shares provided, however, that
(i) if any such Holder participating in such Piggyback Registration shall have been the managing underwriter of such offering, such Holder shall not be entitled to request an Excess Demand Registration with respect to any Excess Requested Shares held by such Holder, (ii) the Company shall not be required to file such Excess Demand Registration within 60 days of the effective date of the Piggyback Registration, and (iii) with respect to such Excess Demand Registration relating to the Excess Requested Shares, only Excess Requested Shares shall be deemed Registrable Securities with respect thereto and no holder shall have any independent demand registration rights with respect to shares for which such Holder failed to request inclusion in such Piggyback Registration. If the Company does not provide an opportunity to participate in a Piggyback Registration filed within 30 days of the date hereof pursuant to this Section 3.e. but the Company files a registration statement covering the Registrable Securities pursuant to clause (ii) of the first grammatical sentence of this
Section 3.e., such registration shall, for all purposes of this Agreement, constitute a Demand Registration under this Section 3 and no holder of Registrable Securities shall be entitled to request any additional Demand Registration except as otherwise provided in Section 3.d. with respect to Excess Requested Shares.

      Section 4. COMPANY REGISTRATION. Notwithstanding the provisions of Section 3, the Company shall not be obligated to effect a registration requested pursuant to Section 3 if within 15 days after receiving the notice provided by any Holder under Section 3, the Company notifies all Holders of Registrable Securities of its intention to file a registration statement for an underwritten public offering of Common Stock for the sole account of the Company and within 60 days after providing such notice, the Company files a registration statement for such offering. In such case, the Holders shall have all the rights provided herein as if no such demand registration had been requested, with the latest date by which a request for registration must be made delayed to a date 90 days after the effective date of such registration statement filed for an offering for the account of the

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Company that resulted in the application of this Section 4. If at any time the
Company fails to pursue diligently any such registration statement or offering, the provisions of the preceding sentence shall not apply, and the Company shall be obligated to satisfy its obligations under Section 3 promptly following notice to do so from a Requisite Group. With respect to such Company registration, the Company shall have the sole authority to select or terminate the employment of underwriters and to make all decisions in connection with the filing, effectiveness and consummation of the proposed offering, subject to the express provisions hereof. The Company currently has no intention to file a registration statement (other than a registration statement on Forms S-4 or S-8 (or their successor forms)) relating to a public offering of Common Stock for the sole account of the Company.

      Section 5. LIMITATIONS ON OBLIGATIONS OF COMPANY. The obligations of the Company under Section 3 are subject to each of the following limitations, conditions and qualifications:

      a. The Company shall be entitled to postpone for a reasonable period of time (not exceeding 60 days) the filing (but not the preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if, at the time the Company receives a request for such registration, the Company is in possession of material non-public information that would be required to be disclosed in a registration statement, but that has not been and will otherwise not be disclosed to the public, and the Company deems disclosure not to be in the best interests of the Company and its shareholders (for this purpose, the interest of the Holders shall not be considered). The Company shall be entitled to postpone the filing of such a registration statement for additional 60-day periods (not to exceed in any event an aggregate of 120 days) if it delivers to the Holders of the Registrable Securities an opinion of counsel to the effect that there is a reasonable likelihood that the filing of a registration statement would result in the disclosure of material non-public information that would be required to be disclosed in a registration statement, the disclosure of which at such time appears not to be in the best interests of the Company and its shareholders (for this purpose, the interest of the Holders shall not be considered).

      b. The Company shall be entitled to postpone for a reasonable period of time (not exceeding 90 days) the distribution of preliminary or final prospectuses under any registration statement required to be prepared and filed by it pursuant hereto, if at the time such distribution would otherwise be made, the Company is engaged in an issuer tender offer within the meaning of Section 13(e) of the Exchange Act for securities of the same class (within the meaning of the Exchange Act) as the Registrable Securities that are proposed to be registered, unless the Holders of the Registrable Securities proposed to be registered can obtain a no-action letter from the staff of the Commission to the effect that the staff would not recommend enforcement action to the Commission if offers or sales were made pursuant to a prospectus under such circumstances. Except as otherwise provided below, if as a result of the Company's postponement of the distribution of the preliminary or final prospectus the Holders of the Registrable Securities requesting such registration are unable to continue with the requested underwritten offering, such Holders shall be treated as if there had been no Demand Registration and shall be entitled to make a subsequent request for a Demand Registration pursuant to Section 3. Notwithstanding the foregoing, if the Board of Directors of the Company had authorized, by resolution, any such tender offer before the Company's

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receipt of a request for registration hereunder, and the Holders requesting such registration elect to continue with such registration, the Holders shall not be entitled to any additional Demand Registration even if any postponement of the distribution of the preliminary or final prospectus results in such Holders being unable to continue with the requested underwritten offering.

      c. The Company shall be entitled to postpone for a reasonable period of time (not exceeding 90 days) the effectiveness (but not the filing or preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if, within ten (10) Business Days after it receives a request for a registration pursuant hereto, the Company's investment banking firm determines (and the Company so notifies the Holders of the Registrable Securities) that in its judgment, such registration and offering would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company that before such request was made the Board of Directors of the Company had agreed by resolution to pursue.

      Section 6. RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. To the extent not inconsistent with applicable law, including insurance codes, each Holder of Registrable Securities that are included in a registration statement which registers Registrable Securities pursuant to this Agreement agrees not to effect any public sale or distribution of the issue being registered (or any securities of the Company convertible into or exchangeable or exercisable for securities of the same type as the issue being registered) during the 14 days before, and during the 90-day period beginning on, the effective date of a registration statement filed by the Company (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior notice) by the managing underwriter or underwriters in the case of an underwritten public offering by the Company of securities of the same type as the Registrable Securities; provided, however, that the period of time for which the Company is required to keep such registration statement which includes Registrable Securities continuously effective shall be increased by a period equal to such requested holdback period.

      Section 7. RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. If the registration in which the Holders of Registrable Securities are participating is an underwritten offering and the managing underwriter or underwriters of such registration shall so require, the Company agrees not to effect, for the account of the Company, any public sale or distribution of any securities similar to those being registered in such registration, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days before, and during the 90-day period beginning on, the effective date of any registration statement in which the Holders of Registrable Securities are participating; provided, however, that the foregoing shall not prohibit or adversely affect the Company's right to (i) participate in such registration statement, (ii) undertake a registration for its own account or for the account of any other Person of any class of equity security pursuant to a Registration Statement on Forms S-4 or S-8 (or their successor forms).

      Section 8. COOPERATION BY HOLDERS. The offering of Registrable Securities by any Holder shall comply in all respects with the applicable terms, provisions and requirements set forth in this Agreement, and such Holders shall timely provide the Company with all information and materials required to be included in a registration statement that (i) relate to the offering, (ii) are in possession

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of such Holder and (iii) relate to such Holder, and to take all such action as may be reasonably required in order not to delay the registration and offering of the securities by the Company. The Company shall have no obligation to include in such registration statement shares of a Holder who has failed to furnish such information which, in the written opinion of counsel to the Company, is required in order for the registration statement to be in compliance with the Securities Act. If a Holder of Registrable Securities which are the subject of the Demand Registration or an Excess Demand Registration shall fail to furnish such information and such Demand Registration or Excess Demand Registration shall not become effective under the Securities Act as a result of such Holder's failure to furnish such information, such Holder shall not have a right to request inclusion of the Holder's Registrable Securities in a future registration with respect to Registrable Securities.

      Section 9. REGISTRATION PROCEEDINGS. Whenever any Registrable Securities are to be registered pursuant to Sections 2 or 3 of this Agreement, the Company will use reasonable diligence to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable. In connection with any Piggyback Registration, Demand Registration or Excess Demand Registration, the Company will act as expeditiously as possible to:

      a. prepare and file with the Commission a registration statement which includes the Registrable Securities and use reasonable diligence to cause such registration statement to become effective, notify the Holders of such Registrable Securities and any managing underwriter of such effectiveness, and to keep such registration statement effective for the period specified in
Section 9.b. Before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to the Holders of the Registrable Securities covered by such registration statement and the underwriters, if any, draft copies of all such documents proposed to be filed at least five (5) Business Days prior thereto, which documents will be subject to the reasonable review of the Holders and underwriters, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters with respect to such Registrable Securities, if any, shall reasonably object, and will notify each Holder of the Registrable Securities of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

      b. prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of 180 days if the registration is pursuant to Section 2 or for a period of one year if the registration is pursuant to Section 3 (or such later date that results by adding the number of days by which the effectiveness of the registration statement is delayed as a result of any postponement permitted under subsections a through c of Section 5) or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable; cause the prospectus to be supplemented by any required

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prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus; the Company shall not be deemed to have complied with its obligations hereunder to keep a registration statement effective during the applicable period if it voluntarily takes any action (except for a public offering or other transaction requiring the Company to suspend the use of the prospectus included in such registration statement as provided in subsection d. and the last paragraph of this Section 9) that would result in the selling Holders of the Registrable Securities being prevented from selling such Registrable Securities during that period unless such action is required under applicable law;

      c. furnish to any Holder of Registrable Securities included in such registration statement and the underwriter or underwriters, if any, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto (including exhibits) and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto, provided by the Company to each Holder of Registrable Securities covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto); provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed which documents will be subject to the review of such counsel;

      d. notify each Holder of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      e. use reasonable diligence to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange (including, for this purpose, NASDAQ) on which the Common Stock of the Company is then listed or proposed to be listed, if any;

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      f. make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the twelve-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said twelve-month period, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K, and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

      g. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

      h. if reasonably requested by the managing underwriter or underwriters or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such Holder requests to be included therein, including without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of the underwritten offering of such Registrable Securities, and promptly make all required filings of such prospectus supplement or post-effective amendment;

      i. as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a copy of such document to each Holder of Registrable Securities covered by such registration statement;

      j. on or before the date on which the registration statement is declared effective, use reasonable diligence to register or qualify, and cooperate with the Holders of Registrable Securities included in such registration statement, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such Holder or underwriter reasonably requests in writing, to use reasonable diligence to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

      k. cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request, subject to the underwriters' obligation to return any certificates representing securities not sold;

      l. use reasonable diligence to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

      m. enter into such customary agreements (including an underwriting agreement in customary form) and take all such other reasonable actions as the Holders of a majority of the Registrable Securities being sold or the underwriters retained by the Holders participating in an underwritten public offering, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

      n. make available for inspection by the Inspectors such Records as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to respond to all reasonable inquiries from, and to supply all Records reasonably requested by, any such Inspector in connection with such registration statement; provided, however, that with respect to any Records that are confidential, the Inspectors shall execute such confidentiality agreements as the Company may reasonably request in order to maintain the confidentiality of confidential Records; and

      o. use reasonable diligence in connection with any underwritten offering to obtain (i) a "cold comfort" letter from the Company's independent public accountants, and (ii) an opinion of counsel from the Company's counsel, each in customary form and covering such matters of the type customarily covered by cold comfort letters and opinions of counsel as the managing underwriter or underwriters may reasonably request.

Notwithstanding the foregoing provisions of this Section 9, each Holder acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus included in such registration statement until such time as an amendment to the registration statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection d. of this Section 9, will forthwith discontinue disposition of the Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by the first sentence of this paragraph and subsection d. of this Section 9, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies in their possession or control, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the time periods mentioned in subsection b. of this Section 9 and elsewhere herein shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by the first sentence of this paragraph and subsection d. of this Section 9 hereof, or the notice that they may resume use of the prospectus.

      Section 10. REFERENCE TO HOLDERS IN REGISTRATION STATEMENT. If such registration statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation of such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder.

      Section 11. DEMAND AND PIGGYBACK REGISTRATION EXPENSES. All Registration Expenses incident to the Company's performance of or compliance with the Demand Registration, Excess Demand Registration or Piggyback Registration pursuant to this Agreement, except underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses of the Holders of the Registrable Securities, will be borne by the Company.

      Section 12. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities and each Person who controls such Holder (within the meaning of the Securities Act), and any Agent or investment advisor thereof against all Liabilities arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such Liabilities arise out of or are based upon any untrue statement or omission with respect to such indemnified Person furnished in writing to the Company by such indemnified Person expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of such Holder of Registrable Securities or to such other extent as the Company and such underwriters may agree.

      Section 13. INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and the amount of Registrable Securities held by such Holder and such other information as the Company shall reasonably request for use in connection with any such registration statement or prospectus, and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, damages and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any prospectus or registration statement.

      Section 14. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person may claim indemnification or contribution pursuant to this Agreement (provided the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party so long as the failure to so notify the indemnifying party does not prejudice the indemnifying party's ability to defend any such action, suit, investigation, proceeding or claim) and, unless in the written opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the opinion of counsel for any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

      Section 15. CONTRIBUTION. If the indemnification provided for in Sections 12 and 13 from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party hereunder in respect of any Liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such Liabilities, as well as any other relative equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of any Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 14, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 15 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Company pursuant to Sections 12, 13, 14 and 15 shall be further subject to such additional express agreements of the Company as may be required to facilitate an underwritten offering, provided, however, that no such agreement shall in any way limit the rights of the Holders of Registrable Securities under this Agreement, or create additional obligations of such Holders not set forth herein, except as otherwise expressly agreed in writing by such Holders. Notwithstanding anything in this Section to the contrary, Mark Woodman, to the extent he is an indemnifying party, shall not be required pursuant hereto to contribute any amount in excess of the amount by which the dollar amount of proceeds received by him from the sale of the Registrable Securities (after deducting any underwriting commissions, discounts and transfer taxes applicable thereto) in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate exceeds the amount of any losses, claims, damages, liabilities and expenses which he may have otherwise been required to pay as indemnity or contribution hereunder by reason of such losses, claims, damages, liabilities or expenses.

      Section 16. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's securities on the terms of and on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (which shall be the Company in the case of an offering of securities controlled by the Company), and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      Section 17. RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other nonconfidential information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such other action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

      Section 18. RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Registrable Securities, to any and all shares of equity capital of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Securities, in each case as the amounts of such securities outstanding are appropriately adjusted for any equity dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date of this Agreement.

      Section 19. OPINIONS. When any legal opinion is required to be delivered hereunder, such opinion may contain such qualifications as may be customary or otherwise appropriate for legal opinions in similar circumstances.

      Section 20. NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      IF TO COMPANY, TO:      Consolidated Graphics, Inc.
                              5858 Westheimer, Suite 200
                              Houston, Texas  77057
                              Attention:  Joe R. Davis,
                              Chief Executive Officer

            WITH A COPY TO:   R. Clyde Parker, Jr.
                              Winstead Sechrest & Minick, P.C.
                              910 Travis Street, Suite 2400
                              Houston, Texas  77002

      IF TO HOLDER:           Mark Woodman
                              344 N. St. Francis
                              Wichita, Kansas 67202

            WITH A COPY TO:   William E. Dakan
                              Sherwood & Harper
                              833 No. Waco
                              Wichita, Kansas  67203

      IF TO ANY PERSON OTHER THAN HOLDER:

      to the address of such Person on the records of the transfer agent of the Company as of the date prior to the date of any notice by the Company or to such other address as any party may furnish to the others in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt, and that failure to copy legal counsel shall not invalidate notices otherwise properly given.

      Section 21. APPLICABLE LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Texas, without giving effect to the principles of conflicts of laws thereof.

      Section 22. AMENDMENT AND WAIVER. This Agreement may be amended, and the provisions hereof may be waived, only by a written instrument signed by (i) the Holders of a majority of the Registrable Securities and (ii) the Company. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

      Section 23. REMEDY FOR BREACH OF CONTRACT. The parties agree that if there is any breach or asserted breach of the terms, covenants, or conditions of this Agreement, the remedy of the parties hereto shall be at law and in equity and injunctive relief shall lie for the enforcement of or relief from any provisions of this Agreement. If any remedy or relief is sought and obtained by any party against one of the other parties pursuant to this Section 23, the other party shall, in addition to the remedy of relief so obtained, be liable to the party seeking such remedy or relief for the reasonable expenses incurred by such party in successfully obtaining such remedy or relief, including the reasonable fees and expenses of such party's counsel.

      Section 24. SEVERABILITY. It is a desire and intent of the parties that the terms, provisions, covenants, and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant, or remedy of this Agreement or the application thereof to any Person or circumstances shall, to any extent, be construed to be invalid or unenforceable, in whole or in part, then such term, provision, covenant, or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement, or the application thereof to any Person or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

      Section 25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

      Section 26. HEADINGS. The section and paragraph headings have been inserted for purposes of convenience of reference only and shall not be used for interpretive purposes.

      Section 27. BINDING EFFECT. Unless otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns, and is not intended to confer upon any other Person any right or remedies hereunder; provided, however, that a transferee of any Holder, other than as contemplated in (i), (ii) or (iii) of the definition of Registrable Securities in Section 1, shall be deemed to be a Holder for purposes of obtaining the benefits or enforcing the rights of a Holder.

      Section 28. ENTIRE AGREEMENT. This Agreement, together with the other agreements referenced herein, constitutes the entire agreement and supersedes all prior agreements, understandings, both written and oral, among the parties with respect to the subject matter hereof.

      Section 29. INFORMATION. So long as the Holders own Registrable Securities, the Holders agree to deliver to the Company, upon request, such information about the Holders and the Holders' holdings of Registrable Securities as the Company may reasonably request as is necessary to permit the Company to prepare and file its annual report on Form 10-K and its proxy statements under the Exchange Act and any filings under the Securities Act. The Holders further agree to report to the Company any sale or disposition of any kind relating to the Holders' Registrable Securities.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          CONSOLIDATED GRAPHICS, INC.



                                          By: /s/ G. CHRISTOPHER COLVILLE
                                                  G. Christopher Colville
                                                  Executive Vice President -
                                                  Mergers & Acquisitions


                                              /s/ MARK WOODMAN
                                                  Mark Woodman


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]